UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2017

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 11, 2017, CONSOL Energy Inc. (the “Company”) announced that David M. Khani, the Company’s current Executive Vice President and Chief Financial Officer, will, effective August 2, 2017, assume this same role at CONSOL Mining Corporation, a wholly-owned subsidiary of the Company that will hold the Company’s coal business, which the Company intends to spin-off into a separate, publicly traded Company. Mr. Khani has agreed to remain at his current position with the Company until August 2, 2017 in order to facilitate an orderly transition of that position. By effectuating a spin-off of CONSOL Mining Corporation, the Company will be separated into two independent publicly-traded companies: a coal company and a natural gas exploration and production company, as discussed further below.

On July 10, 2017, the Board of Directors of the Company appointed Donald Rush, age 34, currently Vice President of Energy Marketing, to succeed Mr. Khani as the Executive Vice President and Chief Financial Officer of the Company, to be effective on August 2, 2017. Having served in numerous leadership roles during his career with CONSOL Energy, Mr. Rush has guided the Company through every significant transaction during its transformative journey into a pure play natural gas exploration and production company, including the sale of the Company’s five West Virginia mines in 2013 and the separation of the Company’s Marcellus Shale joint venture with Noble Energy, Inc. Mr. Rush has held the position of Vice President of Energy Marketing with the Company since June 2015, and in this position, Mr. Rush has overseen the Company’s commercial functions, including mergers and acquisitions, gas marketing and transportation. Mr. Rush has also held the following positions with the Company: Vice President Diversified Business Units (December 2013 to June 2015), Director Major Transactions (July 2012 to December 2013), Manager Major Transactions (June 2011 to July 2012) and various other positions since he started with the Company in 2005.

Item 7.01	Regulation FD Disclosure.

On July 11, 2017, the Company issued a press release announcing that CONSOL Mining Corporation, a wholly owned subsidiary of the Company, filed an initial Registration Statement on Form 10 with the Securities and Exchange Commission in connection with the Company’s previously announced intention to separate into two independent, publicly traded companies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of the Current Report on Form 8-K. Accordingly, the information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of the Exhibit

Exhibit 99.1	Press release dated July 11, 2017, regarding filing the initial Registration Statement on Form 10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Stephen W. Johnson
Executive Vice President and Chief Administrative Officer

Dated: July 11, 2017

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 99.1	Press release dated July 11, 2017, regarding filing the initial Registration Statement on Form 10.